U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (date of earliest event reported): August 18, 2004



                            Cole Computer Corporation
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             (Exact name of registrant as specified in its charter)



    Nevada                           0-23819                         76-0547762
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 (state  of                 (Commission  File  Number)            (IRS  Employer
incorporation)                                                     I.D.  Number)


                            5577 Northwest Expressway
                            Oklahoma City, OK 73132
                              (405) 721-7600 PHONE
            -------------------------------------------------------
            (Address and telephone number of registrant's principal
               executive offices and principal place of business)


                                 Not  Applicable
              -----------------------------------------------------
              (Former  name  or  address  if  changed  since  last  report)



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ITEM 5. OTHER EVENTS



On August 19, 2004, Cole Computer Corporation President John Ruth announced that the corporation had accepted the resignations of the following Board members, Dr S. F. Hartley, Chairman of the Board, Dr Kendrick Dennis, Mr Albert Fields, Mr. Frank Tabor effective August 19, 2004. In addition, The Company has accepted the resignation of Mr. Lyndel Lackey as Chief Financial Officer effective June 1, 2004. None of these resignations were because of any disagreement with the Company on matters relating to its operations, policies or practices. John Ruth will remain President and Board Member to facilitate negotiations and necessary actions for the discontinued operations.





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



                                   SIGNATURES



     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:  August 19, 2004                    Cole Computer Corporation



                                          By:  /s/  John L. Ruth
                                                --------------------------------
                                                    John L. Ruth
                                                    President and Director




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